                                     UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM 8-K

                                    Current Report
                         Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  December 15, 1997


                             PLATINUM ENTERTAINMENT, INC.
                (Exact name of registrant as specified in its charter)

                                       DELAWARE
                    (State or other jurisdiction of incorporation)


                   0-27852                          36-3802328
         (Commission File Number)               (I.R.S. Employer
                                                Identification No.)


                                2001 Butterfield Road
                            Downers Grove, Illinois 60515
             (Address of principal executive offices, including zip code)

                                    (630) 769-0033
                 (Registrant's telephone number, including area code)

 ITEM 5.         OTHER EVENTS.

On December 15, 1997, the Registrant issued the press release attached as
Exhibit 99.1 announcing the sale of $22.5 million of preferred equity and the refinancing of bank debt. The information contained in this press release is incorporated herein by reference.

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS.

                 c)   Exhibits.

                 99.1 Press Release of Registrant dated December 15, 1997.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Platinum Entertainment, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized, on this 22th day of December, 1997.

                                        PLATINUM ENTERTAINMENT, INC.


                                        By:  /s/  STEVEN DEVICK
                                             ----------------------------------
                                             Steven Devick
                                             Chairman of the Board and
                                             Chief Executive Officer

                                    Exhibit Index
                                    -------------


       Exhibit #                                         Item
       ---------                                         ----
         99.1                                        Press Release